UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2023 (February 8, 2023)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) .

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J. Phillip Holloman, who has served on the Board of Directors (the “Board”) of Rockwell Automation, Inc. (the “Company’) since 2013, informed the Company on February 7, 2023 of his intention to retire from the Board, with the retirement effective February 8, 2023. His decision to retire was not as a result of any disagreement with the Company or its management. The Company thanks Mr. Holloman for his significant contributions during his tenure as a director.

On February 8, 2023, the Board elected Alice L. Jolla as a director of the Company effective February 8, 2023 and designated her as a member of the class of directors with a term expiring at our 2024 Annual Meeting of Shareowners. Ms. Jolla was appointed as a member of the Audit Committee and Board Composition and Corporate Governance Committee effective February 8, 2023.

In connection with her election to the Board, Ms. Jolla will receive the standard equity and cash compensation paid to our non-employee directors and new non-employee directors upon first election to the Board, including shares of common stock with a value of $129,167 pursuant to our 2020 Long-Term Incentives Plan. Director compensation is more fully described in our definitive Proxy Statement dated December 15, 2022 for our 2023 Annual Meeting of Shareowners.

There is no arrangement or understanding between Ms. Jolla and any other person pursuant to which she was selected as a director. Ms. Jolla is not a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99	Press release of the Company dated February 9, 2023

104	Cover Page Interactive Data File, formatted in inline XBRL

(Page 2 of 4 Pages)

EXHIBIT INDEX

99	Press release of the Company dated February 9, 2023

104	Cover Page Interactive Data File, formatted in inline XBRL

(Page 3 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: February 9, 2023

(Page 4 of 4 Pages)